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                 SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549-1004


                            FORM 8-K


                          CURRENT REPORT



                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 13, 1996


                          MOBIL CORPORATION
        (Exact name of registrant as specified in its charter)


       DELAWARE                  1-7555         13-2850309
(State or other jurisdiction of (Commission (I.R.S. Employer incorporation or organization) File Number) Identification No.)




                          3225 Gallows Road
                    Fairfax, Virginia 22037-0001
                      Telephone: (703) 846-3000
              (Address of principal executive offices)





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Item 5. Other Events

        The Registrant hereby incorporates by reference herein the information set forth in its two News Releases dated May 13, 1996, copies of which are annexed hereto as exhibits 99-1 and 99-2.


Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

      (c) Exhibits.
          99-1.  Mobil Corporation News Release dated May 13,
1996, to announce an increase in the takeover offer of Mobil
Exploration & Producing Australia Pty Ltd for the ordinary and preference shares of Ampolex Limited.


          99-2. Mobil Corporation News Release dated May 13, 1996, to announce an agreement between Mobil Yanbu Petrochemical Company Inc. and Saudi Basic Industries Corporation to begin engineering for a major expansion of their 50-50 joint venture petrochemicals complex at Yanbu, Saudi Arabia.

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                            SIGNATURE


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



REGISTRANT         MOBIL CORPORATION


By              /S/Parricia A. Stevenson
NAME AND TITLE  Patricia A. Stevenson, Senior Assistant Secretary

DATE            May 13, 1996

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                             EXHIBIT INDEX


  EXHIBIT                                  SUBMISSION MEDIA
  -------                                  ----------------


 99-1.  Mobil Corporation,                   Electronic
        News Release dated
        May 13, 1996

 99-2.  Mobil Corporation,                   Electronic
        News Release dated
        May 13, 1996